Exhibit 10.1

Execution Version

AMENDMENT NO. 2 TO
SENIOR SECURED NOTE PURCHASE AGREEMENT

This Amendment No. 2 to the Senior Secured Note Purchase Agreement (this “Amendment”), dated as of February 28, 2025, is entered into by, among others, Roadzen, Inc., a Delaware corporation (the “Issuer”), Roadzen Inc., a British Virgin Islands publicly traded business company formerly known as Vahanna Tech Edge Acquisition I Corp. (“Parent”), each undersigned Subsidiary of the Issuer party to the Existing Note Purchase Agreement (as defined below) as Guarantors (each a “Guarantor” and together with the Issuer, collectively, the “Note Parties” and, each, a “Note Party”), the undersigned Purchasers (collectively, the “Purchasers” and each, a “Purchaser”), and Mizuho Securities USA LLC (“MSUSA”), as administrative agent and collateral agent (collectively in such capacities, the “Agent”).

RECITALS

WHEREAS, the Issuer and the Guarantors are party to that certain Senior Secured Note Purchase Agreement, dated as of June 30, 2023 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof and as amended pursuant to Amendment No. 1, dated as of July 26, 2024, the “Existing Note Purchase Agreement” and as amended by this Amendment, the “Note Purchase Agreement”), pursuant to which the Issuer issued, and the Purchasers purchased, senior secured notes (the “Notes”) in an aggregate principal amount of $11,500,000, with a maturity date of December 31, 2024 (the “Maturity Date”);

WHEREAS, pursuant to a Request for Payment Waiver (the “December Waiver”), dated as of December 30, 2024, and a Request for Payment Waiver (the “January Waiver” and together with the December Waiver, the “Waivers”), dated as of January 31, 2025, the Issuer requested that the Agent and Purchasers waive the Issuer’s obligations to make all payments of principal, interest, and any other amount that may be due and payable under the Notes and the Existing Note Purchase Agreement on or before the Maturity Date until January 31, 2025 and February 28, 2025, respectively (the “Extended Maturity Date”), and the Agent and Purchasers agreed to the Waivers and the Extended Maturity Date;

WHEREAS, subject to the satisfaction of the conditions precedent to effectiveness set forth in Section 4 hereof, the Issuer and Guarantors have requested, and the Agent and Purchasers have agreed, to a further extension of the maturity of the obligations under the Note Purchase Agreement until December 31, 2025; and

WHEREAS, the Issuer and the Subsidiaries of the Issuer party to the Existing Security Agreement (as defined below), as Grantors (each a “Grantor” and together with the Issuer, collective, the “Grantors”) are party to that certain Security Agreement, dated as of June 30, 2023 (as amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Existing Security Agreement” and as amended by this Amendment the “Security Agreement”), pursuant to which the Grantors pledged, assigned, and transferred, a security interest in the Collateral to the Purchasers and the Agent;

WHEREAS, pursuant to Section 5.11 of the Existing Note Purchase Agreement, the Parent wishes to become a “Guarantor” in accordance with the terms set forth therein.

WHEREAS, the Issuer, the Guarantors, the Purchasers and Agent wish to amend the Existing Note Purchase Agreement, on the terms and subject to the conditions set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

1. Defined Terms. Unless otherwise defined in this Amendment, all capitalized terms used but not defined in this Amendment have the meanings assigned to them in the Existing Note Purchase Agreement. The parties hereto hereby expressly agree that this Amendment shall constitute a Note Document for all purposes of the Note Purchase Agreement and the other Note Documents.

2. Amendments to Existing Note Purchase Agreement; Exchange of Notes. On the Amendment No. 2 Effective Date, the Existing Note Purchase Agreement is amended as follows:

a. The last line of the cover page of the Existing Note Purchase Agreement is replaced in its entirety with the following:

“Up to $11,500,000 of Senior Secured Notes Due December 31, 2025”

b. The following definitions are hereby added to Section 1.1 of the Existing Note Purchase Agreement in their proper alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 to the Senior Secured Note Purchase Agreement, dated as of February 28, 2025, by and among, the Issuer, the Guarantors party thereto, the Purchasers party thereto and the Agent.

“Amendment No. 2 Effective Date” has the meaning given to such term in the Amendment No. 2.

c. The following definition in Section 1.1 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Maturity Date” means the earlier of (i) December 31, 2025 and (ii) the date that the Obligations shall become due and payable in full hereunder, whether by acceleration or otherwise.

d. Each of the parties hereto hereby agrees that upon the Amendment No. 2 Effective Date (as defined below), Schedules 1.01, 4.1(a), 4.1(b), 4.1(o), 4.1(kk), 5.5, 5.18, 6.1, 6.2 and 6.7 of the Existing Note Purchase Agreement are hereby replaced with Schedules 1.01, 4.1(a), 4.1(b), 4.1(o), 4.1(kk), 5.5, 5.18, 6.1, 6.2 and 6.7 attached as Exhibit A(i) hereto.

e. Each of the parties hereto hereby agrees that upon the Amendment No. 2 Effective Date (as defined below), Schedules 1 and 9 of the Existing Security Agreement are hereby replaced with Schedules 1 and 9 attached as Exhibit A(ii) hereto.

3. Joinder to Note Purchase Agreement/ Security Agreement. Effective as of the Amendment No. 2 Effective Date (as defined below):

a. Joinder to Note Purchase Agreement. In accordance with Section 5.11 of the Existing Note Purchase Agreement, Parent will deliver an executed copy of the Counterpart Agreement (including all supplements, schedules and deliverables described therein) attached as Exhibit B hereto.

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b. Joinder to Security Agreement. In accordance with Section 5.11 of the Existing Note Purchase Agreement and Section 7.11 of the Existing Security Agreement, Parent will deliver an executed copy of the Security Agreement Supplement (including all supplements, schedules and deliverables described therein) attached as Exhibit C hereto.

4. Effectiveness. The amendments to the Existing Note Purchase Agreement as set forth in Section 2 above shall become effective immediately on the date hereof upon the satisfaction of each of the following conditions precedent (the date of such satisfaction, the “Amendment No. 2 Effective Date”):

a. The Agent (or its counsel) shall have received counterparts to this Amendment and the joinder documentation described in Section 3 above, in each case, in form and substance satisfactory to the Agent and the Purchasers and which shall be duly executed by the Issuer, each Guarantor, the Purchasers and the Agent, as applicable.

b. On the Amendment No. 2 Effective Date, both immediately prior to and immediately after giving effect to this Amendment, (x) the representations and warranties set forth in Section 6 shall be true and correct in all respects and (y) no Default or Event of Default shall exist.

c. The Agent shall have received payment of all fees and expenses required to be paid on the Amendment No. 2 Effective Date under the Note Purchase Agreement, any Note Document and under any other written arrangements entered into between the Agent and the Issuer, in each case to the extent invoiced at least one (1) day prior to the Amendment No. 2 Effective Date (including, for the avoidance of doubt, all legal fees and expenses of Sidley Austin LLP as counsel to the Agent).

5. Conditions Subsequent. The failure of the Note Parties to fulfill any of the conditions subsequent set forth below by the date set forth therein will result in an immediate Event of Default which will result in all Obligations, whether evidenced by the Note Purchase Agreement, by any of the other Note Documents, or otherwise, to become due and payable unless waived by the Agent and Purchasers, in their sole discretion:

a. Registration Rights. Within thirty (30) days following the Amendment No. 2 Effective Date (or such later date agreed with the Agent in writing (which may be by email)), Parent shall file with the SEC (at Parent’s sole cost and expense) a registration statement (the “Registration Statement”) registering under the Securities Act the resale of all of the ordinary shares of Parent, $0.0001 par value per share, of Parent (the “Parent Ordinary Shares”), issuable upon exercise of all the Warrants (collectively, the “Warrant Shares”) issued to the Purchasers, and Parent shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than 60 calendar days following the filing thereof. In no event shall any of the Purchasers be identified as a statutory underwriter in the Registration Statement unless requested by the SEC and consented to in writing by such Purchaser; provided, that if the SEC requests that any of the Purchasers be identified as a statutory underwriter in the Registration Statement, such Purchaser will have an opportunity to withdraw its Warrant Shares from the Registration Statement. Notwithstanding the foregoing, if the SEC prevents Parent from including any or all of the Warrant Shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Parent Ordinary Shares by the selling shareholders named therein or otherwise, such Registration Statement shall register for resale such number of Warrant Shares equal to the maximum number of Warrant Shares as is permitted by the SEC. In such event, the number of Parent Ordinary Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders and as promptly as practicable after being permitted to register additional Parent Ordinary Shares under Rule 415 under the Securities Act, Parent shall file a new Registration Statement to register such Parent Ordinary Shares not included in the initial Registration Statement and cause such Registration Statement to become effective as promptly as practicable consistent with the terms of this Section 5. For purposes of this Section 5, “Warrant Shares” shall mean, as of any date of determination, the Warrant Shares issuable pursuant to the exercise of the Warrants acquired by the Purchasers and any other equity security issued or issuable with respect to such Warrant Shares by way of stock split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event, and “Purchasers” shall include any person to whom rights under this Section 5 have been properly assigned in accordance with the terms of the Note Purchase Agreement. Parent shall use its reasonable best efforts to maintain the continuous effectiveness of the Registration Statement until the earliest of (i) the date on which the Warrant Shares may be resold without volume or manner of sale limitations pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) and without the requirement for Parent to be in compliance with the current public information requirement under Rule 144 and (ii) the date on which such Warrant Shares have actually been sold (such earliest date, the “End Date”).

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b. In the case of the registration, qualification, exemption or compliance effected by Parent pursuant to the Note Purchase Agreement, Parent shall, upon reasonable request, inform each of the Purchasers as to the status of such registration, qualification, exemption and compliance. Parent shall, at its expense:

(i) until the End Date, advise each of the Purchasers as promptly as practicable: (A) when a Registration Statement or any post-effective amendment thereto has become effective; (B) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose; (C) of the receipt by Parent of any notification with respect to the suspension of the qualification of the Warrant Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (D) of the occurrence of any event that requires the making of any changes in the Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Notwithstanding anything to the contrary set forth herein, Parent shall not, when so advising each of the Purchasers of such events, provide each of the Purchasers with any material, nonpublic information regarding Parent other than to the extent that providing notice to the Purchasers of the occurrence of the events listed in (A) through (D) above constitutes material, nonpublic information regarding Parent;

(ii) until the End Date, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as promptly as reasonably practicable and to enable each of the Purchasers to sell the Warrant Shares under the Registration Statement;

(iii) until the End Date, upon the occurrence of any event contemplated in clause (i) above, Parent shall use its reasonable best efforts to as promptly as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Warrant Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(iv) until the End Date, use its reasonable best efforts to cause all Warrant Shares to be listed on each securities exchange or market, if any, on which the Parent Ordinary Shares have been listed;

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(v) until the End Date, use its reasonable best efforts to take all other steps necessary to effect the registration of the Warrant Shares contemplated hereby; and

(vi) until the End Date, use its reasonable best efforts to remove any restrictive legend (or instruct Parent’s transfer agent with respect to the Parent Ordinary Shares (the “Transfer Agent”) to so remove such legend) from the Warrant Shares if (A) the Registration Statement has become effective under the Securities Act, (B) such Warrant Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of Parent), or (C) such Warrant Shares are eligible for sale under Rule 144, without the requirement for Parent to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions and without the requirement for Parent to be in compliance with the current public information required under Rule 144(c)(2) (or Rule 144(i)(2), if applicable). If a legend is no longer required pursuant to the foregoing, Parent will, as promptly as practicable following request by the holder, cause the Transfer Agent to remove any restrictive legends related to the book-entry account holding such Warrant Shares and make a new, unlegended entry for such book-entry shares sold or disposed of without restrictive legends.

c. Parent shall, notwithstanding any termination of the Note Purchase Agreement, indemnify, defend and hold harmless each of the Purchasers (to the extent a seller under the Registration Statement), the officers, directors, employees, advisors, and agents of each of them, and each person who controls such Purchasers (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, “Registration Indemnitees”) to the fullest extent permitted by applicable law, from and against any and all out-of-pocket losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by Parent of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Section 5. Parent shall notify such Purchasers and each of the Registration Indemnitees shall notify Parent promptly of the institution, threat or assertion of any proceeding or liability arising from or in connection with the transactions contemplated by this Section 5 of which any such Persons is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Warrant Shares by such Purchasers. If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations.

6. Representations and Warranties. Each Purchaser hereby makes each of the representations and warranties set forth in Section 4.2 of the Existing Note Purchase Agreement on and as of the Amendment No. 2 Effective Date. In addition, the Issuer hereby represents and warrants to the Agent, and the Purchasers on and as of the Amendment No. 2 Effective Date that:

a. Each Note Party party hereto (a) is a Person duly incorporated, organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation, organization or formation (to the extent such concept of good standing exists in such jurisdiction), (b) has all requisite power and authority to execute, deliver and perform its obligations under the this Amendment and the other Note Documents to which it is a party and to incur indebtedness thereunder, (c) is duly qualified and in good standing (to the extent such concept of good standing exists in such jurisdiction) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and (c) since the Closing Date, no event, circumstance or change, either individually or in the aggregate, has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect.

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b. The execution and delivery by each Note Party party hereto of this Amendment, the performance by each Note Party party hereto of this Amendment and the Note Purchase Agreement and the incurrence of indebtedness thereunder, (i) have been duly authorized by all necessary corporate or other organizational action, and (ii) do not (1) contravene the terms of any of such Person’s Organization Documents, (2) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 6.2 of the Existing Note Purchase Agreement), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (3) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (2) and (3), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

c. This Amendment has been duly executed and delivered by each Note Party that is a party hereto. This Amendment constitutes, and, when it becomes effective on the Amendment No. 2 Effective Date, the Note Purchase Agreement will constitute, a legal, valid and binding obligation of such Note Party, enforceable against each Note Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity principles of good faith and fair dealing.

d. The representations and warranties of each Note Party set forth in Section 4 of the Existing Note Purchase Agreement and in each other Note Document are true and correct in all material respects on and as of the Amendment No. 2 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

e. No Default or Event of Default exists immediately prior to or immediately after giving effect to this Amendment on the Amendment No. 2 Effective Date.

f. No material approval, consent, exemption, authorization, or other action by, notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by (other than respect to filing of the Registration Statement and required SEC approval of the matters set forth in Section 5 of this Amendment), or enforcement against, any Note Party of this Amendment, the grant by any Note Party of the Liens granted by it pursuant to the Collateral Documents, the perfection (if and to the extent required by the Collateral and Guarantee Requirement) or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or the exercise by the Agent or any Purchaser of its rights under the Note Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Note Parties in favor of the Secured Parties and (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement).

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g. The Issuer has delivered to the Purchaser a true, complete and accurate copy of its Parent’s equity capitalization table as of the Amendment No. 2 Effective Date as set forth in Exhibit D hereto.

7. References to Amended Senior Secured Note Purchase Agreement. On and after the Amendment No. 2 Effective Date, the parties agree that all references in the Note Purchase Agreement, the Note, and each of the other Note Documents to “this Amendment”, “the Agreement”, “the Note”, “the Note Purchase Agreement”, “the Senior Secured Note Purchase Agreement”, “the Note Documents”, “hereunder”, “hereof”, “thereunder”, “thereof” and words of like import shall mean and be a reference to the Existing Note Purchase Agreement as amended by this Amendment.

8. Effect of Amendments.  Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Secured Party under the Note Purchase Agreement or any other Note Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any of the Note Purchase Agreement and any other Note Documents, except as expressly provided herein, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall be deemed a “Note Document” as defined in the Agreement.

9. Further Assurances. Each of the undersigned Note Parties, shall, at the request of the Agent and at such Note Party’s own expense, do all such other acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment.

10. Release. In consideration of the foregoing amendments, the Note Parties, and, to the extent the same is claimed by right of, through or under the Issuer or any Guarantor, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged each of the Secured Parties, and their respective Affiliates, and any of the respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any Secured Party or any of its Affiliates would be liable if such persons or entities were found to be liable to the Issuer or any other Note Party, or any of them (collectively hereinafter the “Indemnified Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Indemnified Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Amendment or the Note Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing, except the obligations required to be performed by any Secured Party or its Affiliates or agents under the Note Documents on or after the date hereof.

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11. No Actions, Claims, Etc. Each Note Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any Secured Party, in any case, arising from any action or failure of any Secured Party to act under this Amendment or any other Note Document on or prior to the date hereof, or of any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to any Secured Party or any of their Affiliates under this Amendment or any other Note Document. Each Note Party unconditionally releases, waives and forever discharges on its own behalf and on behalf of each of its subsidiaries and Affiliates (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Secured Party to such Note Party, except the obligations required to be performed by any Secured Party or its Affiliates or agents under the Note Documents on or after the date hereof and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Note Party might otherwise have against any Secured Party in connection with this Amendment or the other Note Documents or the transactions contemplated thereby, in the case of each of clauses (i) and (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

12. Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.  This Amendment and the rights and obligations of the parties hereunder and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out or relating to this Amendment, the New Note, and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations law thereof.

13. Counterparts; Electronic Execution and Transmission.

a. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which, when so executed and taken together, shall constitute a single contract.

b. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic images of manually executed signatures or electronic records, transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including DocuSign). The use of electronic signatures and electronic records shall be of the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based record-keeping system, as the case may be, to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other similar state laws based on the Uniform Electronic Transactions Act.

14. Confirmation of Outstanding Obligations. The parties hereto hereby acknowledge and agree that, as of the date hereof after giving effect to the Amendment No. 2 Effective Date, the outstanding principal amount of the Notes as of such date is $11,500,000.00 in the aggregate.

15. Reaffirmation. Each of the Note Parties party hereto as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Note Party grants liens or security interests in its property or otherwise acts as a guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Existing Note Purchase Agreement and the other Note Documents to which it is a party and (ii) to the extent such Note Party granted liens on or security interests in any of its property pursuant to the Existing Note Purchase Agreement or any such other Note Document as security for or otherwise guaranteed the Obligations under or with respect to the Existing Note Purchase Agreement or the other Note Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations in accordance with the terms of the Existing Note Purchase Agreement and the other Note Documents to which it is a party. Each of the Note Parties party hereto hereby consents to this Amendment and acknowledges that each of the Existing Note Purchase Agreement and the other Note Documents remains in full force and effect and is hereby ratified and reaffirmed. The execution of this Amendment shall not constitute a novation of the Obligations, the Existing Note Purchase Agreement or any other Note Document.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ROADZEN, INC.

By:	/s/ Rohan Malhotra
Name:	Rohan Malhotra
Title:	CEO

NATIONAL AUTOMOBILE CLUB

By:	/s/ Shanon Duthie
Name:	Shanon Duthie
Title:	President and CEO

ROADZEN HOLDINGS (UK) LIMITED, a company incorporated and registered in England and Wales

By:	/s/ Mohit Pasricha
Name:	Mohit Pasricha
Title:

ROADZEN INC. f/k/a VAHANNA TECH EDGE ACQUISITION I CORP., a British Virgin Islands business company

By:	/s/ Rohan Malhotra
Name:	Rohan Malhotra
Title:	CEO

Agreed as of the date first written above:

MIZUHO SECURITIES USA LLC,
as Agent and as a Purchaser

By:	/s/ Sherif Lotfi
Name:	Sherif Lotfi
Title:	Managing Director